Loans and financing	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Loans and financing

21.	Loans and financing

They are classified as financial liabilities measured at the amortized cost, and represented by non-derivative financial liabilities that are usually traded before maturity.

In the initial recognition, they are recorded at the fair value and after the initial recognition they are measured based on the effective interest rate method. Appropriations of financial expenses according to the effective interest rate method are recognized in income (loss), under financial expenses.

Description	Currency	Charges	Maturity	2023	2022
KFW Finnvera(ii)	USD	Libor 6M+ 0.75% p.a.	Jan 2024–Dec 2025	124,411	173,381
Scotia¹ (ii)	USD	1.4748% p.a.	Apr 2024	485,498	1,568,683
BNP Paribas (ii)	BRL	7.0907% p.a.	Jan 2024	515,068	515,265
Debentures² (ii)	BRL	IPCA + 4.1682% p.a.(i)	June 2028	1,859,897	1,771,797
BNDES (i)	BRL	IPCA + 4.2283% p.a.	Nov 2031	392,340	394,139
BNB³ (i)	BRL	IPCA + 1.2228%–1.4945%	Feb 2028	206,140	249,400
BNDES (i)	BRL	TJLP + 1.95% p.a.	Aug 2025	187,592	297,160
Total				3,770,946	4,969,825

Current				(1,267,237)	(1,264,967)
Non-current				2,503,709	3,704,858

[1]	Rates on outstanding debts on 12/31/2022 with Scotia Bank are between 1.4748% and 3.2300% p.a.
[2]	A decrease of up to 0.25 bps in the interest rate is expected in connection with the compliance to sustainable targets clauses established in the indenture.
[3]	BNB interest rates already include a 15% discount for payment.
[4]	The debt with KFW Finnvera had its index amended, changing from Libor to SOFR, with the first fixing valid from January/2024.

Guarantees

(i) Certain receivables from TIM S.A.;

(ii) Do not have a guarantee.

The Company's financing, contracted with BNDES, was obtained for the expansion of the mobile telephone network and has restrictive contractual clauses that provide for the fulfilment of certain financial and non-financial rates calculated every quarter. Financial indices are: (1) Shareholders' equity over total assets; (2) EBITDA on net financial expenses; (3) Total financial debt on EBITDA and (4) Short-term net financial debt to EBITDA. The Debentures issued by TIM S.A. (2nd issue in a Single Series) have a financial ratio covenant calculated semiannually. The index is the Net Financial Debt on EBITDA. The Company has been complying with all the established ratios.

The Company’s loans and financing on December 31, 2023 due in long-term is in accordance with the following schedule:

	-
2025		200,857
2026		726,402
2027		726,402
2028		687,548
2029		55,714
2030		55,714
2031		51,072
		2,503,709

The nominal value of the loans and financing is consistent with their respective payment schedule.

Nominal value

2024	1,267,237
2025	200,857
2026	726,402
2027	726,402
2028	687,548
2029	55,714
2030	55,714
2031	51,072
3,770,946

Fair value of loans

In Brazil, there is no consolidated long-term debt market with the characteristics verified in the financing obtained from KFW Finnvera, which has the Finnish development agency Finnvera as guarantor. Both are financing for the purchase of equipment and, therefore, have a character of subsidy and promotion of commercial activity between the company and certain suppliers.

With respect to proceeds contracted with The Bank of Nova Scotia, BNP Paribas, Debentures and BNDES and BNB, the fair value of these loans is considered to be the present value of the long position of the swap contracts that protect the Company from changes in exchange rates and interest. The fair value of the operations on December 31, 2023 is, respectively, R$ 478,098, R$ 520,990, R$ 1,821,869, R$ 381,027 and R$ 193,878 (in 2022 was respectively, R$ 1,519,742, R$ 59,199, R$ 1,670,839, R$ 361,828 and R$ 219,697).